UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  September 28, 2026
Carlyle Private Equity Partners Fund, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-56746	33-3814841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Pennsylvania Ave., N.W., Suite 220 South Washington, DC		20004
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (202) 729-5626

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.
On September 28, 2026, Carlyle Private Equity Partners Fund, L.P. (the “Fund”), entered into a letter agreement (the “Letter
Agreement”) with Carlyle Investment Management L.L.C. (the “Investment Advisor”), pursuant to which the Investment
Advisor agreed to extend the Expense Support Period (as defined below) for an additional one-year period through October 1,
2027. Pursuant to the Fund’s Amended and Restated Investment Advisory Agreement with the Investment Advisor (the
“Advisory Agreement”), as modified by the Letter Agreement, through and including the first twenty-four months following the
Initial Closing Date which occurred on October 1, 2025 (the “Expense Support Period”), the Investment Advisor has agreed to forgo an amount of its monthly Management Fee and/or pay, absorb or reimburse certain expenses of the Fund, to the extent necessary so that, for any fiscal year, the Fund’s annual Specified Expenses do not exceed 0.60% of the Fund’s net assets
(annualized) as of the end of each calendar month. The Fund has agreed to repay the amount of any foregone Management Fee and expenses paid, absorbed or reimbursed by the Investment Advisor during the Expense Support Period, when and if requested by the Investment Advisor, but only if and to the extent that such Specified Expenses plus any recoupment do not exceed 0.60% of the Fund’s net assets (annualized) during the applicable month. The Investment Advisor may recapture a
Specified Expense at any time, including in the same year it is incurred. This arrangement cannot be terminated prior to the end of the Expense Support Period without the consent of the Fund’s Board of Directors. Unless extended, after the Expense
Support Period the Fund will reimburse the Investment Advisor for any Expense Support that it has incurred on each entity’s behalf as and when incurred, regardless of when such Expense Support was incurred and without regard to the 0.60% cap described above.
The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
On September 1, 2026, the Fund sold unregistered limited partnership units (the “Units”) to certain investors for aggregate consideration of approximately $299.9 million.
The following table provides details on the Units sold to investors by the Fund:

Class	Number of Units Sold(1,2)	Aggregate Consideration(2)
Class E-A	74,834	$2,342,300
Class E-I	229,706	$7,199,000
Class S	4,176,028	$130,333,830
Class I	5,075,602	$159,018,596
Class C (3)	30,722	$1,000,000
__________
(1)The number of Units sold by the Fund was finalized on September 28, 2026, following the calculation of the Fund’s Transactional Net Asset Value
(“Transactional NAV”) as of August 31, 2026 per Unit for Class E-A, Class E-I, Class I and Class C. The purchase price for each Unit sold by the Fund on September 1, 2026, was equal to the Transactional NAV per Unit for the applicable class as of August 31, 2026. Since Class S Units had not yet been issued as of August 31, 2026, the Transactional NAV for Class S Units was equal to the Transactional NAV of Class E-S Units. Refer to Item 8.01 below for information on the Fund’s Transactional NAV.
(2)Unit and dollar amounts are rounded to the nearest whole number.
(3)Represents Class C Units purchased by an affiliate of the Fund’s general partner, CPEP GP, LLC (the “General Partner”).
The offer and sale of the Units were made as part of the Fund’s continuous private offering and were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Regulation D promulgated thereunder. The Units were sold to investors, including through CPEP Feeder, L.P. (the “Feeder”), a Delaware limited partnership for certain investors with particular tax characteristics, such as certain U.S. tax-exempt investors and certain
non-U.S. investors.
Item 8.01. Other Events.
Transactional Net Asset Value
The Fund calculates the Transactional NAV for purposes of establishing the price at which transactions in the respective Units are made. A description of the Fund’s valuation process is included under “Part II, Item 5. Market for Registrant’s Common
Equity,  Related Shareholder Matters and Issuer Purchases of Equity Securities—Calculation of Transactional Net Asset Value
—Valuation Policies and Procedures” in the Fund's Annual Report on Form 10-K, filed with the Securities and Exchange
Commission on March 30, 2026 (the “Form 10-K”). Transactional NAV is based on the month-end values of the Fund’s investments and other assets (including cash and cash equivalents) and the deduction of any respective liabilities, including certain fees and expenses (such as the Incentive Allocation and Management Fee, as applicable to the respective class), in all cases as determined in accordance with the valuation policies and procedures adopted by the Fund. The Investment Advisor is limiting the Fund’s Specified Expenses to 0.60% of net assets (annualized) through October 1, 2027. To achieve this, the
Investment Advisor may waive a portion of its management fees and/or absorb or reimburse certain Fund expenses as needed.
For purposes of calculating Transactional NAV, the Expense Support paid by the Investment Advisor will be reflected as a reduction to Transactional NAV in the month the Fund reimburses the Investment Advisor for such costs, provided that any reimbursement during the Expense Support period does not cause Specified Expenses to exceed the 0.60% (annualized) limit;
after that period, the limit no longer applies. Servicing Fees, as applicable, are recognized as a reduction to Transactional NAV on a monthly basis as such fees are paid. Definitions of Specified Expenses and Expense Support are included within “Part II,
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Components of Our
Results of Operations—Expenses” of the Form 10-K. Certain contingent tax liabilities may not be recognized as a reduction to
Transactional NAV if the General Partner reasonably expects such liabilities will not be recognized upon divestment of the underlying investment. Transactional NAV per Unit may differ from the Fund’s net asset value as determined in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Total Transactional NAV as of August 31, 2026 is $163.5 million. The Transactional NAV per Unit for each class of the Fund outstanding as of August 31, 2026, is as follows:

	As of August 31, 2026
Class	Number of Units	Transactional NAV(1)
Class A-I	873,785	$31.51
Class A-S	24,000	$31.30
Class E-A	581,489	$31.30
Class E-I	3,459,306	$31.34
Class E-S	12,781	$31.21
Class I	23,478	$31.33
Class C	229,711	$32.55
___________
(1)Transactional NAV per Unit does not take into consideration any class-specific fees, expenses and other net assets and liabilities attributable to the classes at the Feeder.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated as of September 28, 2026, between Carlyle Private Equity Partners Fund, L.P. and Carlyle Investment Management L.L.C.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Private Equity Partners Fund, L.P.

By:	/s/ Charles E. Andrews, Jr.
Name:	Charles E. Andrews, Jr.
Title:	Chief Financial Officer
Date: October 1, 2026